Goodwill and Intangible Assets, Net (Intangible Assets, Net) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
Goodwill and Intangible Assets, Net [Abstract]
Patent registration costs	$ 1,805	$ 1,663
IPR&D	1,002	1,002
Technology	2,854	2,854
Customer relationships	45	45
Intangible assets at cost	5,706	5,564
Accumulated amortization and impairment	4,698	2,593
Total intangible assets, net	$ 1,008	$ 2,971